Exhibit 32.1

CERTIFICATION OF CO-PRESIDENTS AND CHIEF FINANCIAL OFFICER

Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

In connection with the Quarterly Report on Form 10-Q of Redwood Enhanced Income Corp. (the “Company”) for the period ended March 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Ruben Kliksberg and Sean Sauler, as Co-Presidents of the Company, and I, Toni Healey, as Chief Financial Officer of the Company, hereby certify, to the best of our knowledge that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ruben Kliksberg
Name: Ruben Kliksberg
Title: Co-President
Date: March 14, 2025

/s/ Sean Sauler
Name: Sean Sauler
Title: Co-President
Date: March 14, 2025

/s/ Toni Healey
Name: Toni Healey
Title: Chief Financial Officer
Date: March 14, 2025